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                                                                    Exhibit 10.3

                        AMENDMENT NO. 8 TO LOAN AGREEMENT

                  AMENDMENT NO. 8 TO LOAN AGREEMENT dated as of March 13, 2003, (this "Amendment"), among STUDENT ADVANTAGE, INC., a Delaware corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); SCHOLAR, INC., a Delaware corporation ("Scholar"); JOHN KATZMAN, an individual residing in New York, New York ("Katzman"); and each of the Lenders that is a signatory hereto other than Scholar Corp. and Katzman (each, a "Reservoir Lender" and, collectively, the "Reservoir Lenders").

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Reservoir Lenders, Scholar and Katzman are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof by seven amendments thereto, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower; and

                  WHEREAS, the Reservoir Lenders have agreed to lend to the Borrower additional monies contemporaneously with the execution of this Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto desire to modify and amend the Loan Agreement pursuant to the terms hereof, as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby.

                  Section 2. Loans. Contemporaneously herewith, the Reservoir Lenders will lend to the Borrower an additional $500,000 as a Term Loan (the "Additional Reservoir Lendings"), which Additional Reservoir Lendings shall be evidenced by two promissory notes in or substantially in the form required under the Loan Agreement. The borrowings contemplated by this Amendment shall not constitute additional warranties or representations regarding the Obligors or any fact or circumstance whatsoever, except that the warranties and representations made in Section 4.01, 4.02 and 4.03 of the Loan Agreement are hereby incorporated by reference and made as of the date hereof (and the term "Transactions" therein shall include, without limitation, the transactions contemplated by this Amendment), it being understood that the Borrower is not in good corporate standing with the State of Delaware, Secretary of State.

                  Section 3. Payments.

                  (a) Notwithstanding any provision of the Loan Agreement to the contrary, all payments on Loans after the date hereof (including payments made under the Security Agreement) shall be made to the Administrative Agent for the account of the Lenders and shall be allocated as follows:

                           (i) all payments, until such time as Reservoir shall have been repaid the Additional Reservoir Lendings, together with accrued, but unpaid interest thereon arising after the date of this Amendment, shall be paid over promptly to Reservoir;

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                           (ii)     thereafter, all payments, until such time as
         Reservoir shall have been repaid an additional $4,016,000 of the Loans, together with accrued, but unpaid interest thereon arising after December 30, 2002, shall be paid over promptly to the Reservoir
         Lenders;

                           (iii) thereafter, all payments, until such time as an additional $9,000,000 of the Loans, together with accrued but unpaid interest thereon arising after December 30, 2002, and $500,000 of the Katzman Fee, together with accrued deemed interest thereon, shall have been paid over to the Lenders and Katzman, 57.89% of such monies shall be paid to the Reservoir Lenders, 5.26% shall be paid to Katzman and 36.84% shall be paid over to Scholar; and

                           (iv) thereafter, all payments, until such time as an additional $500,000 of the Loans, together with accrued, but unpaid interest thereon arising after December 30, 2002, and an additional $500,000 of the Katzman Fee together with accrued deemed interest thereon, shall have been paid to Katzman and the Reservoir Lenders 50% of such monies shall be paid to Katzman and 50% shall be paid to the Reservoir Lenders.

                  (b) In paragraph (c) of the letter dated December 30, 2002 from the Borrower to the Lenders relating to disposition of proceeds from certain asset sales, the number "$8,000,000" shall be replaced by "$8,500,000".

                  Section 4. Conditions Precedent. This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of counterparts of this Amendment executed by each of the parties hereto.

                  Section 5. Ratification. Except as amended, modified or waived hereby, the Loan Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower and each Subsidiary Guarantor. Except as amended hereby, the Loan Agreement, including without limitation the Guarantees, shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed.

                  Section 6. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. To the extent that any of the Loan Documents, any of the Warrant Documents refers to the Loan Agreement, such reference shall mean the Loan Agreement as amended hereby.

                            [Signature pages follow.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       STUDENT ADVANTAGE, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: President

                                       SUBSIDIARY GUARANTORS

                                       COLLEGE411.COM, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: President

                                       STUDENT ADVANTAGE SECURITIES
                                          CORPORATION

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: President

                                       SCHOLARAID.COM, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: President

                                       THE DIGITAL PUBLISHING COMPANY, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: Chairman

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                                       OFFICIAL COLLEGE SPORTS NETWORK, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: Chairman

                                       U-WIRE, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: Chairman

                                       KATZMAN

                                       By: /s/ John Katzman
                                           ----------------------------
                                           Name:  John Katzman

                                       LENDERS

                                       SCHOLAR, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                           ----------------------------
                                           Name:  Raymond V. Sozzi, Jr.
                                           Title: President

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                                       RESERVOIR CAPITAL PARTNERS, L.P.,
                                          individually and as Administrative
                                          Agent

                                       By: Reservoir Capital Group, L.L.C.,
                                           General Partner

                                           By: /s/ Gregg Zeitlin
                                               -----------------------
                                               Name:  Gregg Zeitlin
                                               Title: Managing Director

                                       RESERVOIR CAPITAL ASSOCIATES L.P.

                                       By: Reservoir Capital Group, L.L.C.,
                                           General Partner

                                       By: /s/ Gregg Zeitlin
                                           -----------------------
                                           Name:  Gregg Zeitlin
                                           Title: Managing Director

                                       RESERVOIR CAPITAL MASTER FUND L.P.

                                       By: Reservoir Capital Group, L.L.C.,
                                           General Partner

                                       By: /s/ Gregg Zeitlin
                                           -----------------------
                                           Name:  Gregg Zeitlin
                                           Title: Managing Director